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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                           -------------------------


                                   FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           -------------------------

                                   TNPC, INC.
              (Exact name of registrant as specified in its charter)

               DELAWARE                                   52-2208601
(State of incorporation or organization)     (I.R.S. EmployerIdentification No.)

        10 GLENVILLE STREET
       GREENWICH, CONNECTICUT                                06831
(Address of principal executive offices)                  (Zip Code)

                           -------------------------

Securities to be registered pursuant to Section 12(b) of the Act:

       Title of each class                        Name of each exchange on which
       to be so registered                        each class is to be registered

 COMMON STOCK, PAR VALUE $.01 PER SHARE               NEW YORK STOCK EXCHANGE


If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. /X/

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. / /

Securities Act registration statement file number to which this form relates:
333-41412 (if applicable)

                          Securities to be registered
                     pursuant to Section 12(g) of the Act:

                                      None
                                (Title of Class)

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                INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

        A description of the Registrant's Common Stock, par value $.01 per share, will be set forth under the caption "Description of Capital Stock" in the prospectus to be filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which prospectus will constitute a part of the Registrant's Registration Statement on Form S-1, as amended (Registration No. 333-41412) (the "Form S-1 Registration Statement"), initially filed with the Securities and Exchange Commission on July 14, 2000. Such prospectus, in the form in which it is so filed, shall be deemed to be incorporated herein by reference.

ITEM 2. EXHIBITS.

        The following exhibits to this Registration Statement on Form8-A are incorporated by reference from the documents specified, which have been filed with the Securities and Exchange Commission.


Exhibit
Number
-------
   1.       Specimen Common Stock certificate -- incorporated herein by reference to Exhibit 4.1 to the Form S-1 Registration Statement

  2.1       Amended and Restated Certificate of Incorporation of the Registrant
            -- incorporated herein by reference to Exhibit 3.1 to the Form S-1
            Registration Statement

  2.2 Amended and Restated Bylaws of the Registrant -- incorporated herein by reference to Exhibit 3.2 to the Form S-1 Registration Statement

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                                     SIGNATURE

        Pursuant to the requirements of Section12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                          TNPC, INC.



                                          By: /s/ MARC E. MANLY
                                             ------------------------------
                                          Name:  Marc E. Manly
                                          Title: Managing Director, Law and
                                                 Government Affairs


Date: October 2, 2000


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                                 INDEX TO EXHIBITS

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

Exhibit No.          Description                                 Sequentially Numbered
-----------          -----------                                 Page
                                                                 ---------------------
1.                   Specimen Common Stock certificate --        Incorporated by reference
                     incorporated herein by reference to
                     Exhibit 4.1 to the Form S-1 Registration
                     Statement

2.1                  Amended and Restated Certificate of         Incorporated by reference
                     Incorporation of the Registrant --
                     incorporated herein by reference to
                     Exhibit 3.1 to the Form S-1 Registration
                     Statement
2.2                  Amended Restated Bylaws of the Registrant   Incorporated by reference
                     -- incorporated herein by reference to
                     Exhibit 3.2 to the Form S-1 Registration
                     Statement
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